                       DIMENSIONAL INVESTMENT GROUP INC.

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MARCH 30, 2002

                      DFA International Value Portfolio IV
                         Emerging Markets Portfolio II

     Effective  February  20, 2003,  DFA  International  Value  Portfolio IV and
Emerging  Markets  Portfolio  II  (each a  "Portfolio,"  and  collectively,  the
"Portfolios")  have  added  disclosure  to their  prospectus  addressing  market timers. Consequently,  the following disclosure is added as the fourth paragraph under the heading "PURCHASE OF SHARES" on page 12:

     Frequent  trading  into  and  out  of a  Portfolio  can  disrupt  portfolio investment strategies,  harm performance and increase Portfolio expenses for all shareholders,  including long-term shareholders who do not generate these costs.
The  Portfolios are designed for long-term  investors,  and are not intended for market timing or excessive trading activities.  Market timing activities include purchases  and  sales of  Portfolio  shares in  response  to  short-term  market fluctuations.  The  Portfolios  may  refuse or cancel  purchase  orders  for any reason,  without prior notice,  particularly purchase orders that the Portfolios believe are made on behalf of market  timers.  The  Portfolios  and their agents reserve the right to reject any purchase  request by any investor or 401(k) plan indefinitely  if they believe that any  combination  of trading  activity in the accounts is  potentially  disruptive  to the  Portfolios.  If your service agent
permits  exchange   purchases,   these  purchases  are  also  subject  to  these
limitations,  which are in addition to the other exchange limitations  described under  "Exchange of Shares." The Portfolios may impose further  restrictions  on trading activities by market timers in the future.

                The date of this Supplement is February 20, 2003